Exhibit
Exhibit 10.1

                                 Lease Agreement

Leaser: Wu Yi
Lessee: Anxin International Trade Company, Limited

Terms:

1. Building 50 square meet, located at the No. 29 Road Dongdu, Bldg 14, Suite
A09;

2. Annual rental : $1,500, payable at the end of every month;

3. Lease Term: From July 1, 2005 to December 31, 2008;

4. No sublease allowed;

5. Leaser is responsible of maintenance of building structure;

6. Lessee is responsible of any damage of building due to ignorance in usage;

7. Lessee could decorate the building in permission by lesser, the part can not removed owned by lesser at the expiration of this agreement;

8. Lesser should maintain the water supply and power in good condition;

9. Lessee should pay utility in time monthly;

10.Breach: One party of this agreement breach terms of this agreement, the other party could terminate this agreement in discretion without penalty.

11.Other items will be settled through discussion.

Wu Yi


Anxin International Trade Company Limited

Representative: